Exhibit 99.1


                              BANC ONE AUTO GRANTOR                      PAGE 1
                                  TRUST 1996-B
                AMENDED AND RESTATED DETERMINATION DATE STATEMENT
              COLLECTION PERIOD JUNE 1, 1996 THROUGH JUNE 30, 1996
                         DISTRIBUTION DATE JULY 15, 1996



A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Total Receivable Balance                                                                       $305,686,731.00
(B) Total Certificate Balance                                                                      $305,686,731.00
(C) Class A Certificates
    (i)   Class A Percentage                                                                                 96.00%
    (ii)  Original Class A Principal Balance                                                       $293,459,000.00
    (iii) Class A Pass-Through Rate                                                                           6.55%
(D) Class B Certificates
    (i)   Class B Percentage                                                                                  4.00%
    (ii)  Original Class B Principal Balance                                                        $12,227,731.00
    (iii) Class B Pass-Through Rate                                                                           6.70%
(E) Servicing Fee Rate (per annum)                                                                            1.00%
(F) Weighted Average Coupon (WAC)                                                                            12.15%
(G) Weighted Average Original Maturity (WAOM)                                                                60.12 months
(H) Weighted Average Remaining Maturity (WAM)                                                                45.97 months
(I) Number of Receivables                                                                                   31,595
(J) Reserve Fund
    (i)   Reserve Fund Initial Deposit Percentage (of initial Certificate Balance)                            1.50%
    (ii)  Reserve Fund Initial Deposit                                                               $4,585,300.97
    (iii) Specified Reserve Balance:
          (a) On any Distribution Date: The greater of J(iii)(b or c) if 1.75% charge-off and delinquency triggers not hit - otherwise J(iii)(d)
          (b) Percent of Initial Certificate Balance                                                          1.00%
          (c) Percent of Remaining Certificate Balance                                                        3.25%
          (d) Trigger Percent of Remaining Certificate Balance                                                8.00%

                              BANC ONE AUTO GRANTOR                      PAGE 2
                                  TRUST 1996-B
                AMENDED AND RESTATED DETERMINATION DATE STATEMENT
              COLLECTION PERIOD JUNE 1, 1996 THROUGH JUNE 30, 1996
                         DISTRIBUTION DATE JULY 15, 1996


B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Receivable Balance                                                        $305,686,731.53
(B) Total Certificate Balance                                                       $305,686,731.53
(C) Total Certificate Pool Factor                                                         1.0000000
(D) Class A Certificates
    (i)  Class A Certificate Balance                                                $293,459,000.00
    (ii) Class A Certificate Pool Factor                                                  1.0000000
(E) Class B Certificates
    (i)  Class B Certificate Balance                                                 $12,227,731.53
    (ii) Class B Certificate Pool Factor                                                  1.0000000
(F) Reserve Fund Balance                                                               4,585,300.97
(G) Cumulative Net Losses for All Prior Periods                                                0.00
(H) Charge-off Rate for Second Preceding Period                                                0.00%
(I) Charge-off Rate for Preceding Period                                                       0.00%
(J) Delinquency Percentage for Second Preceding Period                                         0.00%
(K) Delinquency Percentage for Preceding Period                                                0.00%
(L) Weighted Average Coupon (WAC)                                                            12.150%
(M) Weighted Average Remaining Maturity (WAM)                                                 45.97 months
(N) Number of Receivables                                                                    31,595

C. INPUTS FROM THE MAINFRAME
----------------------------
(A) Simple Interest Receivables Principal
    (i)   Principal Collections                                                       13,460,319.17
    (ii)  Prepayments in Full                                                                  0.00
    (iii) Repurchased Loan Proceeds Related to Principal                                       0.00
    (iv) Other Refunds Related to Principal                                                    0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                                                         2,942,403.98
    (ii)  Repurchased Loan Proceeds Related to Interest                                        0.00
(C) Weighted Average Coupon (WAC)                                                             12.14%
(D) Weighted Average Remaining Maturity (WAM)                                                 45.25 months
(E) Remaining Number of Receivables                                                          30,701

                                                           Dollar Amount                   #  Units
(F) Delinquent Receivables                                 -------------                   --------
    (i)  30-59 Days Delinquent                                 2,427,078          0.83%         247
    (ii)  60-89 Days Delinquent                                  432,653          0.15%          41
    (iii) 90 Days or More Delinquent                              65,224          0.02%           5

D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------
(A) Reserve Fund Investment Income                                                        10,243.02
(B) Collection Account Investment Income                                                       0.00
(C) Realized Losses for Collection Period:
     (i)  Charge-offs for current Collection Period - Principal                          413,641.32
     (ii)  Realized Losses for Collection Period (B)(i)-(C)(i)                           393,763.82
(D) Net Loss and Liquidated Receivables Information
    (i)   Liquidation Proceeds Related to Principal                                       19,877.50
    (ii)  Liquidation Proceeds Related to Interest                                             0.00
    (iii) Recoveries from Prior Month Charge Offs                                              0.00

                              BANC ONE AUTO GRANTOR                      PAGE 3
                                  TRUST 1996-B
                AMENDED AND RESTATED DETERMINATION DATE STATEMENT
              COLLECTION PERIOD JUNE 1, 1996 THROUGH JUNE 30, 1996
                         DISTRIBUTION DATE JULY 15, 1996


E. COLLECTIONS
--------------
Interest Collections:
(A) Interest Payments Received                                                         2,942,403.98
(B) Liquidation Proceeds Related to Interest                                                   0.00
(C) Repurchased Loan Proceeds                                                                  0.00
(D) Recoveries from Prior Month Charge Offs                                                    0.00
                                                                                    ---------------
(E) Interest Collections                                                               2,942,403.98

Principal Collections:
(F) Principal Payments Received                                                      $13,460,319.17
(G) Liquidation Proceeds Related to Principal                                             19,877.50
(H) Repurchased Loan Proceeds                                                                  0.00
                                                                                    ---------------
(I) Principal Collections                                                             13,480,196.67

(J) Total Collections                                                                $16,422,600.65


F. DISTRIBUTABLE AMOUNTS
------------------------
(A) Servicing Fee:
    (i)   Servicing Fee                                                                 $254,738.94
    (ii)  Prior Collection Period unpaid Servicing Fees                                        0.00
                                                                                    ---------------
    (iii)  Total Servicing Fee                                                          $254,738.94

Interest:
(B) Class A Certificates
    (i)   Class A Monthly Interest                                                      $961,078.23
    (ii)  Class A prior period Interest Carryover Shortfall                                    0.00
                                                                                    ---------------
    (iii)  Class A Interest Distribution                                                $961,078.23
(C) Class B Certificates
    (i)   Class B Monthly Interest                                                       $40,962.90
    (ii)  Class B prior period Interest Carryover Shortfall                                    0.00
                                                                                    ---------------
    (iii)  Class B Interest Distribution                                                 $40,962.90

(D) Total Certificate Interest Distribution                                           $1,002,041.13
(E) Total Certificate Interest Distribution plus Total Servicing Fee                  $1,256,780.07


Principal:
(F) Principal Collections                                                            $13,480,196.67
(G) Realized Losses                                                                      393,763.82
                                                                                    ---------------
(H) Total Monthly Principal                                                          $13,873,960.49

(I) Class A Certificates
    (i)   Class A Monthly Principal                                                   13,318,990.19
    (ii)  Class A prior period Principal Carryover Shortfall                                   0.00
                                                                                    ---------------
    (iii)  Class A Principal Distribution                                             13,318,990.19
(J) Class B Certificates
    (i)   Class B Monthly Principal                                                      554,970.30
    (ii)  Class B prior period Principal Carryover Shortfall                                   0.00
                                                                                    ---------------
    (iii)  Class B Principal Distribution                                                554,970.30

(K) Total Principal Distribution                                                      13,873,960.49

(L) Total Interest and Principal Distribution Amounts                                 15,130,740.56
    plus Servicing Fee

                             BANC ONE AUTO GRANTOR                       PAGE 4
                                  TRUST 1996-B
                AMENDED AND RESTATED DETERMINATION DATE STATEMENT
              COLLECTION PERIOD JUNE 1, 1996 THROUGH JUNE 30, 1996
                        DISTRIBUTION DATE JULY 15, 1996



G. DISTRIBUTIONS
----------------
(A) Total Interest Collections available to be distributed                                           2,942,403.98
(B) Class B Percentage of Principal Collections                                                        539,219.41
(C) Servicing Fee:
    (i)   Total Servicing Fee                                                                          254,738.94
    (ii)  Servicing Fee paid                                                                           254,738.94
                                                                                                  ---------------
    (iii)  Unpaid Servicing Fee                                                                              0.00
(D) Total Interest Collections available to be distributed after Servicing Fee paid
    Interest:                                                                                        2,687,665.04
(E) Class A Certificates
    (i) Class A Interest Distribution                                                                  961,078.23
    (ii) Class A Interest Distribution paid from Interest Collections after Servicing Fee              961,078.23
    (iii) Total Interest Collections available after Class A Interest Distribution paid              1,726,586.81
    (iv) Class A Interest Distribution remaining to be paid                                                  0.00
    (v) Class A Interest Distribution paid from Class B Percentage of Principal Collectio                    0.00
    (vi) Class A Interest Distribution remaining to be paid                                                  0.00
    (vii) Class A Interest Distribution paid from Reserve Fund                                               0.00
    (viii) Class A Interest Carryover Shortfall                                                              0.00
    (ix) Class A Interest Distribution paid                                                            961,078.23

(F) Class B Certificates
    (i) Class B Interest Distribution                                                                   40,962.90
    (ii) Class B Interest Distribution paid from Interest Collections after Class A Interest
         Distribution                                                                                   40,962.90
    (iii) Total Interest Collections available after Class B Interest Distribution paid              1,685,623.91
    (iv) Class B Interest Distribution remaining to be paid                                                  0.00
    (v) Class B Interest Distribution paid from Reserve Fund                                                 0.00
    (vi) Class B Interest Carryover Shortfall                                                                0.00
    (vii) Class B Interest Distribution paid                                                            40,962.90

(G) Total Interest Paid                                                                              1,002,041.13
(H) Total Interest and Servicing Fee Paid                                                            1,256,780.07
(I) Total Interest Collections available after Servicing Fee and Class A and Class B
    Interest Distribution paid                                                                       1,685,623.91

Total Collections available to be distributed:
(J) Total Principal Collections                                                                     13,480,196.67
(K) Excess Interest                                                                                  1,685,623.91
(L) Less: Class B Percentage of Principal Collections used to pay Class A Interest
    Distribution                                                                                             0.00
(M) Total Collections available to be distributed as principal                                      15,165,820.58

Principal:
(N) Class A Certificates
    (i) Class A Principal Distribution                                                              13,318,990.19
    (ii) Class A Principal Distribution paid from total Collections available to be
         distributed                                                                                13,318,990.19
    (iii) Total Collections available after Class A Principal Distribution paid                      1,846,830.39
    (iv) Class A Principal Distribution remaining to be paid                                                 0.00
    (v) Class A Principal Distribution paid from Reserve Fund                                                0.00
    (vi) Class A Principal Carryover Shortfall                                                               0.00
    (vii) Total Class A Principal Distribution paid                                                 13,318,990.19

(O) Class B Certificates
    (i) Class B Principal Distribution                                                                 554,970.30
    (ii) Class B Principal Distribution paid from total Collections available to be
         distributed                                                                                   554,970.30
    (iii) Total Collections available after Class B Principal Distribution paid                      1,291,860.09
    (iv) Class B Principal Distribution remaining to be paid                                                 0.00
    (v) Class B Principal Distribution paid from Reserve Fund                                                0.00
    (vi) Class B Principal Carryover Shortfall                                                               0.00
    (vii) Total Class B Principal Distribution paid                                                    554,970.30

(P) Total Excess Cash to the Reserve Fund                                                            1,291,860.09

                             BANC ONE AUTO GRANTOR                       PAGE 5
                                  TRUST 1996-B
                AMENDED AND RESTATED DETERMINATION DATE STATEMENT
              COLLECTION PERIOD JUNE 1, 1996 THROUGH JUNE 30, 1996
                        DISTRIBUTION DATE JULY 15, 1996



H. POOL BALANCE AND PORTFOLIO INFORMATION
-----------------------------------------
                                                                   Beginning                   End
                                                                   of Period                of Period
                                                                 --------------           ---------------
(A) Balances and Pool Factors
    (i)    Aggregate Balance of Certificates                    $305,686,731.53           $291,812,771.04
    (ii)   Aggregate Certificate Pool Factor                          1.0000000                 0.9546138
    (iii)   Class A Principal Balance                            293,459,000.00            280,140,009.81
    (iv)   Class A Pool Factor                                        1.0000000                 0.9546138
    (v)   Class B Principal Balance                               12,227,731.53             11,672,761.23
    (vi)   Class B Pool Factor                                        1.0000000                 0.9546138

(B) Pool Information
    (i)   Weighted Average Coupon (WAC)                                   12.15%                    12.14%
    (ii)  Weighted Average Remaining Maturity (WAM)                       45.97 months              45.25 months
    (iii) Remaining Number of Receivables                                31,595                    30,701
    (iv)  Pool Balance                                          $305,686,731.53           $291,812,771.04



I. RECONCILIATION OF RESERVE ACCOUNT
------------------------------------

(A) Beginning Reserve Account Balance                                                        4,585,300.97
(B) Less: Draw to pay Class A Interest Distribution                                                  0.00
(C) Reserve Account Balance after draw                                                       4,585,300.97
(D) Less: Draw to pay Class B Interest Distribution                                                  0.00
(E) Reserve Account Balance after draw                                                       4,585,300.97
(F) Less: Draw to pay Class A Principal Distribution                                                 0.00
(G) Reserve Account Balance after draw                                                       4,585,300.97
(H) Less: Draw to pay Class B Principal Distribution                                                 0.00
(I) Reserve Account Balance after draw                                                       4,585,300.97
(J) Total excess Collections deposited in the Reserve Fund                                   1,291,860.09
                                                                                          ---------------
(K) Reserve Fund Balance                                                                     5,877,161.06
(L) Specified Reserve Account Balance                                                        9,483,915.06
(M) Reserve Account Release to Seller                                                                0.00
                                                                                          ---------------
(N) Ending Reserve Account Balance                                                           5,877,161.06
                                                                                          ===============

J. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------

(A) Liquidated Contracts
    (i)   Liquidation Proceeds Related to Principal                                                                $19,877.50
    (ii)   Liquidation Proceeds Related to Interest                                                                      0.00
    (iii) Recoveries on Previously Liquidated Contracts                                                                  0.00
(B) Realized Net Losses for Collection Period                                                                      393,763.82
(C) Charge-off Rate for Collection Period (annualized)                                                                   1.58%
(D) Cumulative Aggregate Net Losses for all Periods                                                                393,763.82

(E) Delinquent Receivables

                                                                  Dollar Amount                  #  Units
                                                                  -------------                  --------
    (i)  30-59 Days Delinquent                                        2,427,078       0.83%           247
    (ii)  60-89 Days Delinquent                                         432,653       0.15%            41
    (iii) 90 Days or More Delinquent                                     65,224       0.02%             5

                             BANC ONE AUTO GRANTOR                       PAGE 6
                                  TRUST 1996-B
                AMENDED AND RESTATED DETERMINATION DATE STATEMENT
              COLLECTION PERIOD JUNE 1, 1996 THROUGH JUNE 30, 1996
                        DISTRIBUTION DATE JULY 15, 1996



K. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
----------------------------------------------------------

(A) Charge-off Rate
    (i) Second Preceding Collection Period                               0.00%
    (ii) Preceding Collection Period                                     0.00%
    (iii) Current Collection Period                                      1.58%
    (iv) Three Month Average (Avg(i,ii,iii))                             0.53%

(B) Delinquency Percentages
    (i) Second Preceding Collection Period                               0.00%
    (ii) Preceding Collection Period                                     0.00%
    (iii) Current Collection Period                                      0.17%
    (iv) Three Month Average (Avg(i,ii,iii))                             0.06%

(C) Loss and Delinquency Trigger Indicator                Trigger was not hit

                             BANC ONE AUTO GRANTOR                       PAGE 7
                                  TRUST 1996-B
                AMENDED AND RESTATED DETERMINATION DATE STATEMENT
              COLLECTION PERIOD JUNE 1, 1996 THROUGH JUNE 30, 1996
                        DISTRIBUTION DATE JULY 15, 1996




L. STATEMENT TO CERTIFICATEHOLDERS
----------------------------------
                                                                                                                 Per $1,000 of
                                                                                                              Original Principal
(A) Amount of distribution allocable to principal:                                            Dollars ($)           Balance
                                                                                           ----------------   ------------------
    (i)    Class A Certificates                                                              13,318,990.19          45.3862045
    (ii)   Class B Certificates                                                                 554,970.30          45.3862045

                                                                                                                 Per $1,000 of
                                                                                                              Original Principal
(B) Amount of distribution allocable to interest:                                             Dollars ($)           Balance
                                                                                           --------------     ------------------
    (i)    Class A Certificates                                                                 961,078.23           3.2750000
    (ii)   Class B Certificates                                                                  40,962.90           3.3500001

(C) Pool Balance as of the close of business on the last day of the Collection
    Period                                                                                 $291,812,771.04
                                                                                           ---------------

                                                                                                                 Per $1,000 of
(D) Amount of the Servicing Fee paid to the Servicer with respect to the related                              Original Principal
    Collection Period                                                                        Dollars ($)            Balance
                                                                                           --------------     ------------------
    (i)  Total Servicing Fee                                                                    254,738.94
    (ii)    Class A Percentage of the Servicing Fee                                             244,549.17           0.8333333
    (ii)    Class B Percentage of the Servicing Fee                                              10,189.78           0.8333333

                                                                                                                 Per $1,000 of
                                                                                                              Original Principal
                                                                                              Dollars ($)           Balance
                                                                                           ---------------  ------------------
(E) (i)  Class A Interest Carryover Shortfall                                                         0.00           0.0000000
    (ii)  Class A Principal Carryover Shortfall                                                       0.00           0.0000000
    (iii)  Class B Interest Carryover Shortfall                                                       0.00           0.0000000
    (iv)  Class B Principal Carryover Shortfall                                                       0.00           0.0000000

    Change with respect to immediately preceding Distribution Date:
    (v)  Class A Interest Carryover Shortfall                                                         0.00           0.0000000
    (vi)  Class A Principal Carryover Shortfall                                                       0.00           0.0000000
    (vii)  Class B Interest Carryover Shortfall                                                       0.00           0.0000000
    (viii)  Class B Principal Carryover Shortfall                                                     0.00           0.0000000

(F) Pool factors for each class of certificates, after giving effect to all payments allocated to principal

                                                                                                                  Pool Factor
                                                                                                              ------------------
    (i)    Class A Pool Factor                                                                                       0.9546138
    (ii)   Class B Pool Factor                                                                                       0.9546138

(G) Amount of the aggregate Realized Losses, if any, for such Collection Period ($)            $393,763.82
                                                                                             -------------

(H) Aggregate principal balance of all Receivables which were more than 60 days delinquent as of the close of business on the last day of the
    preceding Collection Period                                                                $497,877.56

(I) Amount on deposit in the Reserve Fund on such Distribution Date, after
    giving effect to distributions made on such Distribution Date                            $5,877,161.06
                                                                                             -------------

(J) Aggregate outstanding principal balances for each class of certificates, after giving effect to all payments allocated to principal



                                                                                                               Principal Balance
                                                                                                              ------------------
    (i)    Class A Principal Balance                                                                            280,140,009.81
    (ii)   Class B Principal Balance                                                                             11,672,761.23

(K) Amount otherwise distributable to the Class B Certificateholders that is being distributed to the Class A Certificateholders on such Distribution
    Date                                                                                             $0.00

(L) Aggregate Purchase Amount of Receivables repurchased by the Seller or purchased
    by the Servicer with respect to the Related Collection Period ($)                                $0.00
                                                                                             -------------

                             BANC ONE AUTO GRANTOR                       PAGE 8
                                  TRUST 1996-B
                AMENDED AND RESTATED DETERMINATION DATE STATEMENT
              COLLECTION PERIOD JUNE 1, 1996 THROUGH JUNE 30, 1996
                        DISTRIBUTION DATE JULY 15, 1996



M. INSTRUCTIONS TO THE TRUSTEE
------------------------------
On the Distribution Date, make the following deposits and distributions:

(A)  Withdraw from the Collection Account and distribute to the Servicer:
     (i)  Servicing Fee                                                                  $254,738.94
     (ii)  Servicing Fees retained by the Seller                                          254,738.94
                                                                                         -----------
     (iii) Servicing Fees to be distributed to the Seller on the Distribution
           Date (i-ii)                                                                                        $0.00
                                                                                                      -------------

(B)  Withdraw from the Collection Account and deposit in the Class A
     Distribution Account:
     (i)  for the Class A Interest Distribution                                          $961,078.23
     (ii)  for the Class A Principal Distribution                                      13,318,990.19
                                                                                      --------------
     (iii)  Total (i+ii)                                                                             $14,280,068.42
                                                                                                     --------------
(C)  Withdraw from the Collection Account and deposit in the Class B
     Distribution Account:
     (i)  for the Class B Interest Distribution                                          $40,962.90
     (ii)  for the Class B Principal Distribution                                        554,970.30
                                                                                      -------------
     (iii)  Total (i+ii)                                                                               $595,933.20
                                                                                                    --------------

(D)  Withdraw excess Collections from the Collection Account and deposit
     in the Reserve Fund                                                                             $1,291,860.09
                                                                                                    --------------

(E) Withdraw from the Reserve Fund and deposit in the Class A Distribution
    Account:
    (i)  Amount equal to the excess of the Class A Interest Distribution over the sum of Interest Collections and the Class B Percentage of
         Principal Collections                                                                              $0.00
    (ii)  Amount equal to the excess of the Class A Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest Distribution
          and the Class B Interest Distribution                                                              0.00
                                                                                                    -------------
    (iii)  Total                                                                                                            $0.00
                                                                                                                    -------------

(F) Withdraw from the Reserve Fund and deposit in the Class B Distribution
    Account:
    (i)   Amount equal to the excess of the Class B Interest Distribution over the portion of Interest Collections remaining after the distribution
          of the Class A Interest Distribution                                                              $0.00
    (ii)  Amount equal to the excess of the Class B Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest
          Distribution, the Class B Interest Distribution, and the Class A
          Principal Distribution                                                                             0.00
                                                                                                   --------------
    (iii) Total                                                                                                             $0.00
                                                                                                                    -------------